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                                    EXHIBIT 1



                 AGREEMENT FOR JOINT FILING PURSUANT TO RULE
                 13D-1(F)(1) UNDER THE SECURITIES ACT OF 1934



      Pursuant to 17 CFR 240.13D-1(f)(1) under the Securities Act of 1934, the undersigned, by their respective signatures affixed hereto, do hereby agree in writing that this Schedule 13D be and is filed on behalf of each of them. The undersigned further recognize that each of them is responsible for the timely filing of this Schedule 13D and any amendments thereto, and for the completeness and accuracy of any information concerning them contained herein. The undersigned further constitute and appoint Centerpulse USA Holding Co., as lawful attorney-in-fact and agent, to execute and file this Schedule 13D, and any amendments thereto on their behalf.


            Dated as of this 24th day of March, 2003.


                                  CENTERPULSE USA HOLDING CO.

                                  By: /s/ DAVID S. WISE
                                      --------------------------------------
                                  Name:   DAVID S. WISE
                                       -------------------------------------
                                  Title:  SECRETARY
                                        ------------------------------------



                                  CENTERPULSE LTD.

                                  By: /s/ CHRISTIAN STAMBACH
                                      ---------------------------------------
                                  Name:   CHRISTIAN STAMBACH
                                       --------------------------------------
                                  Title:  GROUP VICE PRESIDENT--LEGAL & RISK
                                        -------------------------------------

                                  By: /s/ URS KAMBER
                                      ---------------------------------------
                                  Name:   URS KAMBER
                                       --------------------------------------
                                  Title:  CHIEF FINANCIAL OFFICER
                                        -------------------------------------